UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
March 18, 2020

Bank of Commerce Holdings

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-25135	94-2823865
(Commission File Number)	IRS Employer Identification No.

555 Capitol Mall, Suite 1255
Sacramento, California 95814
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (800) 421-2575

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BOCH	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events

On March 18, 2020, Bank of Commerce Holdings (the “Company”) issued a press release announcing that its board of directors has declared a quarterly cash dividend of $0.05 per share of common stock, payable on April 9, 2020 to shareholders of record as of March 31, 2020.

The press release issued by the Company announcing the cash dividend is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits:

See Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated March 18, 2020 announcing quarterly cash dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 18, 2020
/s/ James A. Sundquist
By: James A. Sundquist
Executive Vice President – Chief Financial Officer

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